SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 24, 2002
                        --------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-1)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-1. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-1 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-1 REMIC Pass-Through Certificates.

      On January 30, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before January 1, 2002) as of January 1, 2002 of $304,839,779.53. Information below is provided with respect to all mortgage loans expected to be included in the mortgag loan pool.

      The total number of mortgage loans as of January 1, 2002 was 695. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of January 1, 2002 was 7.002%. The weighted average remaining term to stated maturity of the mortgage loans as of January 1, 2002 was 357.46 months. All mortgage loans have original maturities of at least 20 but no more than 30 years. None of the mortgage loans were originated prior to January 1, 2001 or after January 1, 2002. The weighted average original term to stated maturity of the mortgage loans as of January 1, 2002 was 359.61 months.

      None of the mortgage loans has a scheduled maturity later than January 1, 2032. Each mortgage loan had an original principal balance of not less than $48,180 nor more than $1,100,000. Mortgage loans having an aggregate scheduled principal balance of $8,363,732 as of January 1, 2002 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of January 1, 2002 was 68.2%. No more than $2,962,064 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


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1     Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

      At least 99% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 1% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 66% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

      All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 3;

      2. such mortgage loans have an aggregate scheduled principal balance of $1,479,980;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 78.6%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 92.2%.

      Discount loans will consist of mortgage loans with net loan rates less than 6.250%. Premium loans will consist of mortgage loans with net loan rates greater than or equal to 6.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the discount loans and the premium loans were $2,355,462 and $302,484,317, respectively. The weighted average interest rates of the discount loans and the premium loans, as of the cut-off date, were 6.305% and 7.008%, respectively. The weighted average remaining terms to stated maturity of the discount loans and the premium loans, as of the cut-off date, were 358.07 months and 357.45, respectively.

      The following tables set forth information regarding the mortgage loans as of January 1, 2002.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                695                         $304,839,780


Total                               695                         $304,839,780
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     646                         $283,288,779

Multi-family Dwellings*               3                           $1,690,201

Townhouses                           15                           $5,831,468

Condominium Units (one to four       14                           $5,734,886
stories high)

Condominium Units (over four          5                           $2,887,017
stories high)

Cooperative Units                    12                           $5,407,429


Total                               695                         $304,839,780

                                    ===                         ============
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*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            692                         $303,149,579

2-family                              3                           $1,690,201


Total                               695                         $304,839,780
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                             $141,280

$150,000 through $299,999             1                             $223,669

$300,000 through $349,999           189                          $61,888,757

$350,000 through $399,999           170                          $63,919,849

$400,000 through $449,999            98                          $41,839,100

$450,000 through $499,999            81                          $38,561,234

$500,000 through $549,999            45                          $23,628,307

$550,000 through $599,999            26                          $15,083,236

$600,000 through $649,999            32                          $20,199,029

$650,000 through $699,999            29                          $19,910,306

$700,000 through $749,999             2                           $1,453,082

$750,000 through $799,999             6                           $4,665,891

$800,000 through $849,999             1                             $803,644

$850,000 through $899,999             2                           $1,740,235

$900,000 through $949,999             3                           $2,780,878

$950,000 through $999,999             7                           $6,903,137

$1,000,000 and over                   1                           $1,098,146


Total                               695                         $304,839,780
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                       8                           $4,416,363

6.501% - 7.000%                     436                         $191,891,887

7.001% - 7.500%                     240                         $104,257,000

7.501% - 7.875%                      11                           $4,274,530

Total                               695                         $304,839,780
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    228                         $105,485,518

65.001% - 75.000%                   195                          $86,177,854

75.001% - 80.000%                   250                         $104,812,677

80.001% - 85.000%                     5                           $1,788,986

85.001% - 90.000%                    17                           $6,574,745


Total                               695                         $304,839,780
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                              11                           $4,889,904
Arizona                              17                           $7,492,238
California                          172                          $75,420,619
Colorado                             23                          $10,819,689
Connecticut                          26                          $11,974,795
Delaware                              1                             $466,968
District of Columbia                  6                           $2,596,675
Florida                              13                           $5,095,118
Georgia                              32                          $13,537,158
Idaho                                 1                             $349,706
Illinois                             24                          $11,368,591
Indiana                               3                           $1,343,793
Kansas                                2                             $792,946
Kentucky                              2                           $1,042,212
Maryland                             35                          $16,361,423
Massachusetts                        58                          $24,583,154
Michigan                             13                           $5,934,533
Minnesota                             3                           $1,574,485
Mississippi                           1                             $336,726
Missouri                             16                           $7,467,497
Montana                               1                             $372,990
Nevada                                6                           $2,563,364
New Hampshire                         1                             $339,840
New Jersey                           35                          $13,965,097
New Mexico                            3                           $1,144,616
New York                             56                          $25,702,242
North Carolina                       13                           $5,497,937
Ohio                                 11                           $4,087,025
Oregon                                2                             $749,048
Pennsylvania                          7                           $2,996,315
Rhode Island                          1                             $666,874
South Carolina                       13                           $6,558,652
Tennessee                             6                           $2,001,331
Texas                                21                           $9,543,307
Utah                                  3                           $1,550,504
Vermont                               1                             $343,190
Virginia                             44                          $17,549,246
Washington                           12                           $5,759,972


Total                               695                         $304,839,780
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: January 24, 2002